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                                                              EXHIBIT 99(b)


                       CERTIFICATION OF PERIODIC REPORT

I, James K. Vizanko, Vice President, Chief Financial Officer and Treasurer of ALLETE, Inc. (Company), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (Report) fully complies with the requirements of
     Section 13(a) of the Securities Exchange Act of 1934 [15 U.S.C. 78m or 78o(d)]; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 1, 2002



                                                James Vizanko
                                                --------------------------------
                                                James K. Vizanko
                                                Vice President, Chief Financial
                                                Officer and Treasurer